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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 31, 2006


                          EASYLINK SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      000-26371              13-3787073
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 (Other Events)


The Company's Annual Report on Form 10-K for the year ended December 31, 2005 contained the following errors:

In the section titled "Equity Compensation Plan Information" in Item 5, the column under the heading "Number Of Securities Remaining Available For Issuance Under Equity Compensation Plans" in the table indicates 417,284 shares available for issuance under the Company's existing stock option plans. That number excluded the shares available for issuance under the Company's 2005 Stock and Incentive Plan. Accordingly, the correct number is 1,417,284 shares available under existing equity compensation plans as of December 31, 2005. Also, in footnote (1) to this table, the number of shares subject to outstanding options under the Netmoves 1996 Stock Option Plan was 47,102 (instead of 77,028) as of December 31, 2005 with a weighted average exercise price of $13.95 per share (instead of $13.20).


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2006

                                    EASYLINK SERVICES CORPORATION


                                    By: /s/Thomas Murawski
                                        ------------------
                                    Thomas Murawski, Chairman, President and
                                    Chief Executive Officer